UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02671

DWS Municipal Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2012 Annual Report to Shareholders

DWS Short-Term Municipal Bond Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
28 Statement of Assets and Liabilities
30 Statement of Operations
31 Statement of Changes in Net Assets
32 Financial Highlights
37 Notes to Financial Statements
46 Report of Independent Registered Public Accounting Firm
47 Information About Your Fund's Expenses
48 Tax Information
49 Investment Management Agreement Approval
54 Summary of Management Fee Evaluation by Independent Fee Consultant
58 Board Members and Officers
63 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Municipal Bonds: The DWS Approach
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and are usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.
The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of earning income exempt from regular federal income tax, consistent with the preservation of capital. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements on municipal bonds with differing coupons, maturities and call dates. In addition, supply- and-demand factors may favor one segment of the municipal market over another. Finally, while keeping the portfolio's average maturity within the fund's guidelines, they may seek to take advantage if they believe the municipal yield curve presents an opportunity to gain incremental income with limited additional interest rate risk.

DWS Short-Term Municipal Bond Fund posted a total return for the 12 months ended October 31, 2012 of 2.36%. This compared to a return of 0.89% for its benchmark, the unmanaged Barclays 1-Year General Obligation Bond Index.

With short-term rates anchored near zero by the U.S. Federal Reserve Board (the Fed), markets closely followed headlines surrounding the sovereign debt crisis in Europe as well as the stream of U.S. economic data. For much of the period ended October 31, 2012, developments at home and abroad combined to heighten investor anxiety, leading to a flight to quality that benefited U.S. Treasuries and drove yields down. Investor interest in municipal bonds was supported by the extraordinarily low yields offered by U.S. Treasuries, and returns for the broad municipal market were strongly positive for the period.

Late in the fiscal period, housing data seemed to confirm that prices had finally reached a bottom and were beginning to strengthen. In addition, with employment data continuing to disappoint, there was speculation that the Fed would announce further bond purchases under quantitative easing in an effort to drive mortgage rates even lower. This speculation was borne out at the Fed's mid-September 2012 meeting, at which it was also announced that near-zero short-term rates would be maintained through at least mid-2015. These developments strengthened interest in higher-yielding, credit-sensitive alternatives.

For the full 12 months ended October 31, 2012, municipal yields fell significantly despite starting at low levels by historical standards. In an environment of declining rates, performance was generally strongest for longer-maturity municipals with prices that are more sensitive to interest rate movements. For the full 12 months, yields on 2-year municipal issues fell by 14 basis points from 0.44% to 0.30%, while bonds with 30-year maturities experienced a yield decline of 93 basis points from 3.75% to 2.82%, resulting in a yield curve flattening of 79 basis points between two and 30 years. (100 basis points equals one percentage point. See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.)

Most municipal market credit spreads — the incremental yield offered by lower-quality issues vs. AAA-rated issues — narrowed for the 12 months, as investors sought yield in a low-rate environment.

Municipal Bond Yield Curve (as of 10/31/11 and 10/31/12)

Source: Thompson Reuters

Chart is for illustrative purposes only and does not represent any DWS fund.

Past performance is no guarantee of future results.

Positive and Negative Contributors to Performance

Given a relatively steep yield curve, the fund has maintained a somewhat barbelled positioning, balancing very short-term holdings with positions in bonds with maturities in the seven-to-ten-year range. This allowed the fund to maintain an overall effective maturity of less than three years while benefiting from the stronger price performance experienced by longer-term issues as interest rates fell over the period. While the fund's short-term holdings as part of the barbell stance were a modest constraint on returns as rates declined, this impact was more than counterbalanced by the exposure to longer-term issues.

The fund's exposure to hospital and other health-care-related bonds rated in the A or AA range helped returns as investors were attracted to the sector's yield profile relative to other similarly rated issues. In addition, some of these issues were in the 9-to-10-year maturity range and benefited more from declining rates than shorter-term issues. Exposure to airport-related issues also added to relative performance.

"Investor interest in municipal bonds has been supported by the extraordinarily low yields offered by U.S. Treasuries."

Outlook and Positioning

Municipal yields on an absolute basis are very low by historical standards. At the end of October 2012, the 10-year municipal yield of 1.72% was 100% of the 1.72% yield on comparable maturity U.S. Treasuries, as compared to a ratio of 113% twelve months earlier. Despite recent flattening, the municipal yield curve remains reasonably steep and we are continuing to look to add exposure to bonds in the eight-to-ten-year maturity range.

Many state and local governments have continued to show progress in stabilizing their finances. Nonetheless, there remain troubled pockets, and we believe the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance. For new purchases, we continue to take a very cautious approach with respect to general obligation bonds issued by localities, given uncertain levels of state support going forward. There are also significant uncertainties with respect to the national economic backdrop, including a looming showdown on the budget. We will closely monitor the implications of developments in Washington for the national economy and tax policy.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 2003.

• Head of US Retail Fixed Income Funds.

• Joined Deutsche Asset Management in 1983.

• Over 34 years of investment industry experience.

• BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 2003.

• Joined Deutsche Asset Management in 1986.

• Over 24 years of investment industry experience.

• BA, Duke University.

Shelly L. Deitert, Director

Portfolio Manager of the fund. Joined the fund in 2003.

• Joined Deutsche Asset Management in 1997.

• Over 13 years of investment industry experience.

• BA, Taylor University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Sovereign debt is debt that is issued by a national government.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Barbell strategies involve purchasing bonds with a variety of maturities.

Performance Summary October 31, 2012 (Unaudited)
Average Annual Total Returns as of 10/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	2.36%	2.27%	2.37%	2.49%
Class B	1.49%	1.47%	1.57%	1.71%
Class C	1.50%	1.50%	1.57%	1.70%
Barclays 1-Year G.O. Bond Index†	0.89%	1.25%	2.48%	2.44%
Adjusted for the Maximum Sales Charge
Class A (max 2.00% load)	0.31%	1.58%	1.95%	2.28%
Class B (max 4.00% CDSC)	-1.51%	0.82%	1.38%	1.71%
Class C (max 1.00% CDSC)	1.50%	1.50%	1.57%	1.70%
Barclays 1-Year G.O. Bond Index†	0.89%	1.25%	2.48%	2.44%
No Sales Charges
Class S	2.41%	2.38%	2.53%	2.64%
Institutional Class	2.62%	2.52%	2.61%	2.75%
Barclays 1-Year G.O. Bond Index†	0.89%	1.25%	2.48%	2.44%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 0.86%, 1.67%, 1.63%, 0.72% and 0.59% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C for the period prior to their inception on February 28, 2003 and for Class S shares for the period prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/12	$10.34	$10.33	$10.33	$10.32	$10.34
10/31/11	$10.24	$10.24	$10.24	$10.23	$10.24
Distribution Information: Twelve Months as of 10/31/12: Income Dividends	$.14	$.06	$.06	$.16	$.17
October Income Dividend	$.0098	$.0032	$.0032	$.0111	$.0120
SEC 30-day Yield as of 10/31/12††	.19%	(.54%)	(.54%)	.35%	.45%
Tax Equivalent Yield as of 10/31/12††	.29%	N/A	N/A	.54%	.69%
Current Annualized Distribution Rate as of 10/31/12††	1.14%	.37%	.37%	1.29%	1.39%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been -0.02%, -0.70%, -0.78%, 0.21% and 0.33% for Class A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 0.93%, 0.21%, 0.13%, 1.15%, and 1.27% for Class A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Morningstar Rankings — Municipal National Short Funds Category as of 10/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	88	of	147	59
3-Year	76	of	135	56
5-Year	78	of	110	70
Class B 1-Year	116	of	147	78
3-Year	105	of	135	77
5-Year	101	of	110	91
Class C 1-Year	115	of	147	78
3-Year	101	of	135	74
5-Year	100	of	110	90
Class S 1-Year	80	of	147	54
3-Year	69	of	135	51
5-Year	72	of	110	65
Institutional Class 1-Year	74	of	147	50
3-Year	66	of	135	49
5-Year	64	of	110	58
10-Year	34	of	82	41

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of October 31, 2012
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 99.0%
Alaska 0.7%
Alaska, State Housing Finance Corp., Home Mortgage, Series A, AMT, 5.0%, 6/1/2036, INS: NATL	1,305,000	1,356,443
Alaska, State Housing Finance Corp., Mortgage Revenue, Series A, 4.0%, 6/1/2040	1,625,000	1,719,867
North Slope Boro, AK, General Obligation, Series A, 2.5%, 6/30/2014	1,025,000	1,060,978
		4,137,288
Arizona 1.9%
Arizona, Health Facilities Authority Revenue, Banner Health:
Series A, 5.0%, 1/1/2019	2,000,000	2,304,860
Series D, 5.5%, 1/1/2019	5,000,000	5,920,900
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 5.55%, 3/1/2028	5,000	5,022
Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, 5.0%, 7/1/2014	3,320,000	3,577,167
Snowflake, AZ, Sales & Special Tax Revenue, 4.0%, 7/1/2013	90,000	91,368
		11,899,317
Arkansas 0.2%
Rogers, AR, Sales & Use Tax Revenue, 4.0%, 11/1/2013	1,450,000	1,498,909
California 7.9%
California, Health Facilities Financing Authority Revenue, Catholic Healthcare, Series C, 0.21%**, 7/1/2020, INS: NATL, LOC: JPMorgan Chase Bank NA	5,490,000	5,490,000
California, State Department of Water Resources Power Supply Revenue:
Series M, 5.0%, 5/1/2013	2,205,000	2,257,964
Series G-4, 5.0%, 5/1/2016	2,500,000	2,884,950
California, State Department Water Resources Center, Valley Project Revenue, Series AL, 5.0%, 12/1/2013	1,065,000	1,120,561
California, State General Obligation:
4.0%, 9/1/2014	4,000,000	4,258,280
5.0%, 2/1/2014	3,215,000	3,399,863
5.0%, 4/1/2021	6,000,000	7,363,380
5.25%, 4/1/2022	1,615,000	1,939,599
California, State Public Works Board, Lease Revenue, Judicial Council Projects, Series D, 5.0%, 12/1/2020	1,000,000	1,212,560
California, State Public Works Board, Lease Revenue, Various Capital Project, Series A, 4.0%, 4/1/2014	2,000,000	2,095,780
California, Statewide Communities Development Authority Revenue, Proposition 1A Receivables Program, 5.0%, 6/15/2013	3,500,000	3,603,390
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013, LIQ: Fannie Mae	55,000	55,141
Delta Counties, CA, Home Mortgage Finance Authority, Single Family Mortgage Revenue, Pacific Mortgage-Backed Securities, Series A, AMT, 6.7%, 6/1/2024, INS: NATL	5,000	5,017
Orange County, CA, Water District, Certificates of Participation, Series A, 0.21%**, 8/1/2042, LOC: Citibank NA	3,500,000	3,500,000
Port of Oakland, CA, Series O, AMT, 5.0%, 5/1/2020	3,000,000	3,573,060
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Governmental Purpose:
Series C, 5.0%, 5/1/2019	2,300,000	2,806,644
Series C, 5.0%, 5/1/2020	2,000,000	2,462,740
San Joaquin County, CA, Certificates of Participation, General Hospital Project, 5.25%, 9/1/2014, INS: NATL	2,475,000	2,484,356
		50,513,285
Colorado 1.1%
Colorado, State Building Excellent Schools Today, Certificates of Participation, Series G, 5.0%, 3/15/2020	1,000,000	1,229,050
Colorado, State Housing & Finance Authority, State Unemployment Compensation, Series A, 5.0%, 5/15/2014	3,000,000	3,211,170
Denver, CO, City & County Airport Revenue:
Series A, AMT, 4.0%, 11/15/2014	485,000	517,476
Series D, AMT, 7.75%, 11/15/2013	1,730,000	1,783,370
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	35,000	35,124
University of Colorado, Hospital Authority Revenue, Series A, 4.0%, 11/15/2014	275,000	293,601
		7,069,791
Connecticut 0.7%
Connecticut, State General Obligation:
Series D, 0.44%*, 9/15/2014	2,500,000	2,500,625
Series C, 4.0%, 6/1/2014	2,075,000	2,197,197
		4,697,822
Delaware 0.1%
Delaware, State Housing Authority Revenue, Single Family Mortgage, Series D, AMT, 5.875%, 1/1/2038	600,000	620,376
District of Columbia 0.5%
District of Columbia, Bond Anticipation Notes, Pilot Arthur Revenue, 4.0%, 12/1/2012	2,895,000	2,901,166
Florida 7.2%
Broward County, FL, Airport Systems Revenue:
Series Q-1, 5.0%, 10/1/2014	1,065,000	1,157,303
Series P-1, AMT, 5.0%, 10/1/2020	2,000,000	2,360,520
Series P-1, AMT, 5.0%, 10/1/2021	2,640,000	3,107,518
Florida, Citizens Property Insurance Corp.:
Series A-1, 5.0%, 6/1/2020	2,725,000	3,179,176
Series A-1, 5.0%, 6/1/2021	1,910,000	2,245,950
Florida, Cityplace Community Development District Special Assessment Revenue:
5.0%, 5/1/2013	260,000	264,979
5.0%, 5/1/2014	300,000	315,999
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028	1,185,000	1,274,041
Florida, Jacksonville Electric Authority Revenue, Series 23, 5.0%, 10/1/2013	5,000,000	5,218,250
Florida, State Municipal Power Agency, Stanton II Project, Series A, 4.0%, 10/1/2014	520,000	553,712
Hillsborough County, FL, Special Assessment Revenue, 5.0%, 3/1/2014, INS: FGIC & NATL	2,135,000	2,247,365
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, 5.0%, 10/1/2021	1,165,000	1,417,257
Jacksonville, FL, St. Johns River Power Park System Revenue, Series 25, 4.0%, 10/1/2014	3,100,000	3,314,520
Lee County, FL, Airport Revenue, Series A, AMT, 5.5%, 10/1/2023	1,250,000	1,448,950
Orange County, FL, Sales Tax Revenue, Series A, Prerefunded 1/1/2013 @ 100, 5.125%, 1/1/2018, INS: FGIC & NATL	4,000,000	4,032,680
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 0.21%**, 3/1/2034, LOC: Northern Trust Co.	4,750,000	4,750,000
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,887,925
Tampa, FL, Solid Waste Systems Revenue, AMT, 5.0%, 10/1/2019, INS: AGMC	5,000,000	5,890,100
		45,666,245
Georgia 4.1%
Atlanta, GA, Airport Revenue, Series B, AMT, 5.0%, 1/1/2022	1,000,000	1,174,330
DeKalb County, GA, Water & Sewer Revenue, Series A, 5.0%, 10/1/2020	500,000	620,890
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare:
Series A, 5.0%, 2/15/2018	2,000,000	2,328,580
Series A, 5.0%, 2/15/2019	1,500,000	1,756,710
Georgia, Main Street Natural Gas, Inc., Gas Revenue, Series A, 0.21%**, 8/1/2040, SPA: Royal Bank of Canada	3,990,000	3,990,000
Georgia, Municipal Electric Authority Power Revenue, Series 2005-Y, 6.4%, 1/1/2013, INS: AMBAC	130,000	131,309
Georgia, Municipal Electric Authority, Combined Cycle Project, Series A, 5.0%, 11/1/2020	1,000,000	1,234,750
Georgia, Municipal Electric Authority, Project One, Series A, 5.0%, 1/1/2021	1,580,000	1,934,789
Georgia, State General Obligation:
Series A, 4.0%, 7/1/2013	7,420,000	7,610,545
Series F, 5.0%, 11/1/2013	200,000	209,630
Georgia, State Municipal Electric Authority, Series GG, 4.0%, 1/1/2014	595,000	619,800
Henry County, GA, School District, 3.0%, 12/1/2013	750,000	772,155
Henry County, GA, Water & Sewerage Authority Revenue, Series A, 4.0%, 2/1/2014 (a)	1,000,000	1,044,710
Richmond County, GA, Board of Education, 5.0%, 10/1/2013	2,500,000	2,607,700
		26,035,898
Hawaii 0.7%
Hawaii, State Airport Systems Revenue, AMT, 4.0%, 7/1/2013	1,355,000	1,388,360
Hawaii, State General Obligation, Series EC, 5.0%, 12/1/2013	1,820,000	1,913,730
Hawaii, State Highway Revenue, Series A, 2.0%, 1/1/2013	390,000	391,178
Honolulu City & County, HI, General Obligation, Series B, 5.5%, 7/1/2013, INS: AGMC	1,000,000	1,035,250
		4,728,518
Idaho 0.2%
Idaho, Housing Agency, Single Family Mortgage:
Series H-2, AMT, 5.1%, 7/1/2020	60,000	60,530
Class III, AMT, 5.1%, 7/1/2023	130,000	130,364
Class III, AMT, 5.15%, 7/1/2023	310,000	315,165
Class III, AMT, 5.4%, 7/1/2021	60,000	60,488
Series G-2, AMT, 5.75%, 1/1/2014	5,000	5,015
Series H-2, AMT, 5.85%, 1/1/2014	15,000	15,043
Class III, AMT, 5.95%, 7/1/2019	310,000	314,458
Series E, AMT, 5.95%, 7/1/2020	30,000	30,072
		931,135
Illinois 5.1%
Chicago, IL, Board of Education, Series A, 5.25%, 12/1/2018, INS: NATL	1,830,000	1,837,356
Chicago, IL, O'Hare International Airport Revenue:
Series A, 5.0%, 1/1/2015, INS: AGMC	4,500,000	4,886,325
Series D, AMT, 5.25%, 1/1/2019	1,000,000	1,186,050
Illinois, Finance Authority Revenue, University of Chicago, Series B, 5.0%, 7/1/2017	5,000,000	5,956,200
Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Project, Series B, 5.0%, 12/15/2020	1,630,000	1,999,130
Illinois, Railsplitter Tobacco Settlement Authority Revenue: 4.0%, 6/1/2013	2,250,000	2,294,595
5.25%, 6/1/2020	2,000,000	2,359,440
Illinois, State Finance Authority Revenue, Solid Waste Disposal Revenue, Waste Management, Inc. Project, 0.55%, 4/1/2013	455,000	456,110
Illinois, State General Obligation:
4.0%, 8/1/2014	4,000,000	4,226,200
5.0%, 1/1/2013	1,000,000	1,007,970
Illinois, State Unemployment Insurance Fund, Building Receipts Revenue:
Series C, 1.5%, 6/15/2021	1,090,000	1,095,276
Series B, 5.0%, 12/15/2019	420,000	466,633
Lake County, IL, Forest Preserve District, Series A, 0.74%*, 12/15/2020	5,000,000	4,855,650
		32,626,935
Indiana 2.5%
Indiana, Finance Authority Health Systems Revenue, Sisters of St. Francis Health, Series C, 5.0%, 11/1/2014	2,000,000	2,170,420
Indiana, Finance Authority, Water Utility Revenue, Citizens Energy, 3.0%, 10/1/2014	1,200,000	1,248,900
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,255,000	2,298,476
Indiana, Health Facility Financing Authority Revenue, Ascension Health, Series A-1, 5.0%, Mandatory Put 5/1/2013 @ 100, 11/1/2027	1,000,000	1,023,630
Indiana, State Municipal Power Agency, Series A, 0.21%**, 1/1/2018, LOC: Citibank NA	3,890,000	3,890,000
Indiana, State Transportation Finance Authority, Highway Revenue, Series A, Prerefunded 6/1/2013 @ 100, 5.25%, 6/1/2016, INS: AGMC	5,000,000	5,146,950
		15,778,376
Iowa 0.1%
Cedar Rapids, IA, General Obligation, Series F, 3.0%, 6/1/2013	635,000	644,893
Kansas 1.4%
Kansas, State Department of Transportation Highway Revenue:
Series C-2, 0.19%**, 9/1/2022, SPA: JPMorgan Chase Bank NA	4,900,000	4,900,000
Series A-2, 0.44%*, 9/1/2014	4,160,000	4,160,416
		9,060,416
Kentucky 0.5%
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	575,000	582,751
Kentucky, State Rural Water Finance Corp., Public Project Revenue, Series D-1, 1.0%, 10/1/2013	2,665,000	2,681,816
		3,264,567
Louisiana 0.4%
Louisiana, Regional Transit Authority, Sales Tax Revenue, 3.0%, 12/1/2012, INS: AGMC	500,000	501,045
Louisiana, State Offshore Terminal Authority, Deepwater Port Revenue, Loop LLC Project, Series B-1, 1.875%, Mandatory Put 10/1/2013 @ 100, 10/1/2040	1,750,000	1,768,183
		2,269,228
Maine 0.5%
Maine, State Housing Authority Mortgage Purchase, Series D-2, AMT, 5.0%, 11/15/2027	90,000	90,312
Maine, State Housing Authority Mortgage Revenue, Series A-1, AMT, 4.5%, 11/15/2028	2,825,000	3,036,367
		3,126,679
Maryland 1.2%
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	910,000	929,347
Maryland, State Department of Transportation & Conservation, 5.0%, 2/15/2018	5,000,000	6,091,100
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, 3.0%, 7/1/2014 (a)	300,000	311,385
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue:
Series A, AMT, 5.6%, 12/1/2034	50,000	51,065
Series A, AMT, 7.0%, 8/1/2033	50,000	51,832
		7,434,729
Massachusetts 2.5%
Massachusetts, State General Obligation:
Series B, 0.2%**, 8/1/2015, SPA: JPMorgan Chase Bank NA	800,000	800,000
Series A, 0.24%**, 3/1/2026, SPA: Wells Fargo Bank NA	1,360,000	1,360,000
Series B, 0.25%**, 3/1/2026, SPA: JPMorgan Chase Bank NA	4,900,000	4,900,000
Massachusetts, State Housing Finance Agency, Construction Loan Notes, Series A, 0.8%, 11/1/2013	1,000,000	1,000,540
Massachusetts, State Water Resources Authority, Series C-1, 0.21%**, 11/1/2026, SPA: Bank of America NA	6,455,000	6,455,000
Westwood, MA, General Obligation, 3.0%, 6/1/2014	1,065,000	1,110,529
		15,626,069
Michigan 4.5%
Detroit, MI, City School District, School Buliding & Site, Series A, 4.0%, 5/1/2014	2,000,000	2,092,240
Detroit, MI, Water & Sewerage Department Disposal System Revenue, Series A, 5.0%, 7/1/2014	1,000,000	1,057,970
Michigan, Finance Authority, Trinity Health Corp., Series A, 3.0%, 12/1/2012	210,000	210,475
Michigan, State Finance Authority Revenue, Local Government Loan Program, Series C, 3.0%, 11/1/2014	500,000	517,705
Michigan, State Finance Authority Revenue, School District, 5.0%, 6/1/2014	1,225,000	1,296,981
Michigan, State Finance Authority Revenue, Unemployment Obligation Assessment:
Series A, 5.0%, 7/1/2014	7,000,000	7,539,770
Series B, 5.0%, 7/1/2021	4,175,000	4,992,214
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2020	3,000,000	3,566,280
Michigan, State Strategic Fund, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 4.625%, 12/1/2012	1,250,000	1,254,140
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport, Series A, AMT, 3.0%, 12/1/2012	6,190,000	6,202,504
		28,730,279
Minnesota 0.3%
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, AMT, 3.875%, 7/1/2014	230,000	233,029
Hennepin County, MN, Senior Sales Tax, Series E, 4.0%, 12/15/2013	500,000	521,225
Minnesota, Tobacco Securitization Authority, State Tobacco Settlement Revenue, Series B, 5.0%, 3/1/2019	1,000,000	1,160,110
		1,914,364
Mississippi 0.7%
Mississippi, Development Bank Special Obligation, Department of Corrections, Series D, 5.0%, 8/1/2021	3,695,000	4,406,029
Missouri 0.5%
Missouri, State Board of Public Buildings, Special Obligation, Series A, 4.0%, 10/1/2013	450,000	465,439
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program:
Series D, 4.8%, 3/1/2040	1,100,000	1,158,223
Series C, AMT, 5.6%, 9/1/2035	835,000	877,410
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027	535,000	577,650
		3,078,722
Nevada 1.8%
Clark County, NV, School District General Obligation, 5.5%, 6/15/2013, INS: AGMC	4,700,000	4,850,400
Las Vegas Valley, NV, Water District Improvement, Series A, Prerefunded 12/1/2012 @ 100, 5.25%, 6/1/2017, INS: FGIC & NATL	4,585,000	4,604,395
Nevada, Colorado River Commission — Hoover Uprating, Series E, 4.0%, 10/1/2013	2,000,000	2,068,820
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	20,000	20,051
		11,543,666
New Jersey 2.5%
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	286,055	287,702
New Jersey, Economic Development Authority Revenue, School Facilities Construction, Series J-4, 5.0%**, Mandatory Put 9/1/2014 @ 100, 9/1/2029, INS: AGMC	5,000,000	5,373,950
New Jersey, State Economic Development Authority Revenue, 5.0%, 6/15/2014	1,500,000	1,596,870
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series D, 0.17%**, 6/15/2032, LOC: Wells Fargo Bank NA	4,850,000	4,850,000
Series B, 4.0%, 6/15/2013	1,000,000	1,023,320
Series B, 5.0%, 6/15/2020	2,000,000	2,454,060
		15,585,902
New Mexico 1.4%
Farmington, NM, Pollution Control Revenue, Arizona Public Service Co., Series C, AMT, 2.875%, Mandatory Put 10/10/2013 @ 100, 9/1/2024	2,500,000	2,552,150
New Mexico, Mortgage Finance Authority, Second Mortgage Program, 144A, AMT, 6.5%, 1/1/2018	50,800	51,123
New Mexico, Mortgage Finance Authority, Single Family Mortgage, Class I, Series D, 5.35%, 9/1/2040	855,000	912,464
University of New Mexico, Systems Improvement Revenues, 0.22%**, 6/1/2026, SPA: JPMorgan Chase Bank NA	5,290,000	5,290,000
		8,805,737
New York 11.1%
New York, Metropolitan Transportation Authority, Dediated Tax Fund, 3.0%, 11/1/2014	2,000,000	2,103,900
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Series B-1, 0.2%**, 11/1/2022, LOC: State Street Bank & Trust Co.	1,000,000	1,000,000
New York, State Local Government Assistance Corp.:
Series 8V, 0.19%**, 4/1/2019, SPA: JPMorgan Chase Bank NA	4,500,000	4,500,000
Series 4V, 0.21%**, 4/1/2022, SPA: Bank of America NA	9,000,000	9,000,000
New York, State Urban Development Corp. Revenue:
Series A3A, 0.23%**, 3/15/2033, SPA: JPMorgan Chase & Co.	1,730,000	1,730,000
Series A3C, 0.23%**, 3/15/2033, SPA: JPMorgan Chase & Co.	3,090,000	3,090,000
New York, Tobacco Settlement Financing Corp., Series B, 4.0%, 6/1/2013	3,750,000	3,831,600
New York, Triborough Bridge & Tunnel Authority Revenues, Series B-2C, 0.22%**, 1/1/2032, LOC: U.S. Bank NA	600,000	600,000
New York City, NY, Industrial Development Agency, Airport Facilities Revenue, Series A, AMT, 5.0%, 7/1/2014	1,085,000	1,135,963
New York City, NY, Municipal Water Finance Authority, "A", Series 20090047, 144A, 0.25%**, 6/15/2035, LIQ: Citibank NA	2,400,000	2,400,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
Series B-1, 0.19%**, 6/15/2024, SPA: JPMorgan Chase Bank NA	4,450,000	4,450,000
Series B-1, 0.22%**, 6/15/2045, SPA: U.S. Bank NA	10,410,000	10,410,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series C-5, 0.26%**, 8/1/2031, SPA: Bank of America NA	13,500,000	13,500,000
New York City, NY, Transitional Finance Authority, Future Tax Secured, Series A, Prerefunded 8/1/2013 @ 100, 5.0%, 8/1/2018	2,125,000	2,201,436
New York, NY, General Obligation:
Series I-3, 0.22%**, 4/1/2036, LOC: Bank of America NA	1,600,000	1,600,000
Series L-4, 0.22%**, 4/1/2038, LOC: U.S. Bank NA	8,500,000	8,500,000
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	600,157
		70,653,056
North Carolina 2.0%
Mecklenburg County, NC, Public Facilities Corp., Limited Obligation Bond, Annual Appropriation, 5.0%, 3/1/2015	5,000,000	5,526,800
North Carolina, Eastern Municipal Power Agency, Power Systems Revenue, Series B, 5.0%, 1/1/2017	1,500,000	1,739,910
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	545,000	566,974
North Carolina, Municipal Power Agency, Number 1 Catawba Electric Revenue, Series A, 5.25%, 1/1/2013	2,500,000	2,520,750
North Carolina, State Grant Anticipation Revenue, 4.0%, Mandatory Put 3/1/2018 @ 100, 3/1/2023	2,000,000	2,258,260
		12,612,694
Ohio 5.6%
Allen Country, OH, Hospital Facilities Revenue, Catholic Healthcare Partners, Series D, 0.19%**, 6/1/2034, LOC: JPMorgan Chase Bank NA	9,400,000	9,400,000
Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project, Series B, 5.0%, 2/15/2020	870,000	1,055,249
Ohio, State Building Facilities Authority, Administration Building Fund Project, Series B, 5.0%, 10/1/2013	4,880,000	5,086,082
Ohio, State Common Schools, Series C, 4.0%, 9/15/2017	3,835,000	4,416,271
Ohio, State General Obligation, Series A, 4.0%, 11/1/2013	400,000	414,976
Ohio, State Higher Education, Series A, 5.0%, 8/1/2021	5,000,000	6,327,300
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2019	2,500,000	2,951,400
Ohio, State Highway Capital Improvement, Series P, 5.0%, 5/1/2013	3,000,000	3,072,060
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	830,000	876,779
Ohio, State Water Development Authority, Solid Waste Revenue, Waste Management, Inc. Project, 1.75%, 6/1/2013	2,000,000	2,017,480
		35,617,597
Oklahoma 0.2%
Oklahoma, State Turnpike Authority, Series E, 0.23%**, 1/1/2028, SPA: JPMorgan Chase Bank NA	1,350,000	1,350,000
Oregon 0.6%
Oregon, State Housing & Community Services Department, Mortgage Revenue, Single Family Mortgage Program, Series B, AMT, 5.0%, 7/1/2030	3,815,000	4,096,623
Pennsylvania 2.2%
Pennsylvania, Housing Finance Agency, Single Family Mortgage, Series 90A, AMT, 5.0%, 10/1/2035	415,000	416,282
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue:
Series A, 3.0%, 1/1/2014	1,750,000	1,805,720
Series A, 4.0%, 7/1/2014	2,000,000	2,123,100
Series B, 5.0%, 7/1/2021	785,000	936,387
Pennsylvania, State General Obligation, 5.0%, 7/1/2013	7,500,000	7,739,925
Pennsylvania, State Industrial Development Authority, Economic Development, 4.0%, 7/1/2014	670,000	704,847
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	50,000	50,238
Series C, 4.7%, 7/1/2013	45,000	45,215
Series E, 4.7%, 7/1/2013	55,000	55,262
Philadelphia, PA, Multi-Family Housing Revenue, Series B, AMT, 4.5%, 10/1/2013	185,000	186,484
		14,063,460
South Carolina 0.6%
South Carolina, Jobs-Economic Development Authority, Hospital Improvement Revenue, Palmetto Health Alliance, 5.0%, 8/1/2015	500,000	544,810
South Carolina, State Public Service Authority Revenue, Series D, Prerefunded 1/1/2013 @ 100, 5.25%, 1/1/2014, INS: AGMC	3,500,000	3,529,050
		4,073,860
South Dakota 0.3%
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013, INS: AMBAC	85,000	85,870
South Dakota, Housing Development Authority, Homeownership Mortgage, Series A, AMT, 4.5%, 5/1/2031	1,915,000	2,063,317
		2,149,187
Tennessee 1.0%
Jackson, TN, Hospital Revenue, Jackson-Madison County Project, 5.25%, 4/1/2014	1,290,000	1,366,922
Nashville, TN, Metropolitan Nashville Airport Authority Revenue, Series B, 4.0%, 7/1/2013, INS: AGMC	2,000,000	2,046,660
Tennessee, Housing Development Agency, Homeownership Program, Series 2006-3, AMT, 5.75%, 7/1/2037	1,020,000	1,026,059
Tennessee, State Housing Development Agency, Homeownership Program:
Series 2C, 4.0%, 7/1/2038 (a)	875,000	963,585
Series 1A, AMT, 4.5%, 1/1/2038	985,000	1,063,150
		6,466,376
Texas 13.4%
Allen, TX, Independent School District, 5.0%, 2/15/2024	1,000,000	1,227,210
Barbers Hill, TX, Independent School District Building, 4.0%, 2/15/2022	2,350,000	2,763,459
Dallas, TX, Waterworks & Sewer Systems Revenue:
5.0%, 10/1/2020	3,000,000	3,809,700
5.0%, 10/1/2021	2,000,000	2,504,220
EL Paso, TX, Water & Sewer Revenue, 4.0%, 3/1/2021	1,500,000	1,748,850
Fort Worth, TX, General Obligation:
3.0%, 3/1/2014	1,000,000	1,035,290
5.0%, 3/1/2016	4,260,000	4,884,516
Harris County, TX, General Obligation, Series A, 4.0%, 10/1/2013	1,225,000	1,267,495
Houston, TX, Airport Systems Revenue:
Series A, AMT, 5.0%, 7/1/2013	3,000,000	3,094,230
Series A, 5.0%, 7/1/2016	625,000	714,294
North Texas, Tollway Authority Revenue, 5.0%, 1/1/2020	3,000,000	3,566,070
North Texas, Tollway Authority Revenue, First Tier, Series L-2, Prerefunded 1/1/2013 @ 100, 6.0%, Mandatory Put 1/1/2013 @ 100, 1/1/2038	2,000,000	2,019,100
San Antonio, TX, Electric & Gas Revenue, Series A, 5.5%, 2/1/2013	4,000,000	4,053,440
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Baylor Health Care System Project, Series E, 0.21%**, 11/15/2050, LOC: Wells Fargo Bank NA	5,000,000	5,000,000
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, 5.25%, 8/15/2021	2,435,000	2,912,650
Texas, Dallas-Fort Worth International Airport Revenue:
Series F, AMT, 5.0%, 11/1/2014	500,000	544,050
Series A, 5.0%, 11/1/2016	4,000,000	4,638,960
Series D, 5.0%, 11/1/2022	1,485,000	1,775,377
Series D, 5.0%, 11/1/2023	2,890,000	3,424,274
Texas, Lower Colorado River Authority Revenue, Series A, 5.0%, 5/15/2016	3,500,000	4,015,725
Texas, Midtown Redevelopment Authority, Tax Increment Contract Revenue, 4.0%, 1/1/2014	625,000	643,913
Texas, Mission Economic Development Corp., Solid Waste Disposal Revenue, Republic Services, Inc., AMT, 0.65%, Mandatory Put 2/1/2013 @ 100, 1/1/2026	3,000,000	3,000,000
Texas, Municipal Gas Acquisition & Supply Corp. II, Gas Supply Revenue, 0.96%*, 9/15/2017	4,505,000	4,476,123
Texas, State General Obligation, College Student Loan, Series B, AMT, 5.0%, 8/1/2013	1,000,000	1,035,720
Texas, State Public Finance Authority Revenue, Unemployment Compensation, Series A, 5.0%, 1/1/2013	825,000	831,641
Texas, State Tech University Revenues, Series A, 4.25%, 8/15/2021	1,500,000	1,801,110
Texas, State Transportation Revenue, 2.5%, 8/30/2013	6,000,000	6,115,320
Texas, Trinity River Authority, Regional Wastewater Systems Revenue:
5.0%, 8/1/2013	2,000,000	2,070,940
5.0%, 8/1/2014	4,805,000	5,190,745
University of North Texas, 3.0%, 4/15/2014	1,000,000	1,036,920
University of Texas, Revenue Bond, Series D, 5.0%, 8/15/2013	800,000	830,544
West Harris County, TX, Regional Water Authority, Water Systems Revenue:
5.0%, 12/15/2015	1,605,000	1,802,271
5.0%, 12/15/2017	1,270,000	1,495,209
		85,329,366
Utah 1.5%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014, INS: NATL	120,000	127,145
Salt Lake County, UT, General Obligation, 4.25%, 6/15/2013	5,000,000	5,127,650
Utah, Housing Finance Agency, Single Family Mortgage, Series C, Class III, AMT, 6.25%, 7/1/2014	10,000	10,210
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	395,000	395,687
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	720,000	738,151
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	190,000	190,165
Utah, State General Obligation, Series A, 4.0%, 7/1/2013	3,000,000	3,077,430
		9,666,438
Vermont 0.0%
Vermont, Housing Finance Agency, Single Family, Series 23, AMT, 5.0%, 5/1/2034, INS: AGMC	15,000	15,154
Virginia 2.5%
King George County, VA, Industrial Development Authority, Solid Waste Disposal Facility Revenue, Waste Management, Inc., Series A, AMT, 3.5%, Mandatory Put 5/1/2013 @ 100, 6/1/2023, GTY: Waste Management, Inc.	2,500,000	2,538,925
Virginia, State College Building Authority, Educational Facilities Revenue, University of Richmond Project, 0.23%**, 11/1/2036, SPA: Wells Fargo Bank NA	5,130,000	5,130,000
Virginia, State Resource Authority Infrastructure Revenue, Pooled Financing Program:
Series B, ETM, 5.0%, 11/1/2016	240,000	280,793
Series B, 5.0%, 11/1/2016	1,060,000	1,245,214
Virginia, State Resources Authority, Infrastructure Revenue, State Moral Obligation, Series A, 4.0%, 11/1/2013	2,085,000	2,160,852
Virginia, Upper Occoquan Sewer Authority, Regional Sewer Revenue, 5.0%, 7/1/2017, INS: AGMC	4,320,000	4,550,256
		15,906,040
Washington 5.8%
King County, WA, School District No. 410, Snoqualmie Valley:
Series A, Prerefunded 12/1/2013 @ 100, 5.0%, 12/1/2015, INS: AGMC	4,360,000	4,586,110
Series A, 5.0%, 12/1/2015, INS: AGMC	1,820,000	1,911,000
Pierce County, WA, Peninsula School District No. 401, Prerefunded 12/1/2013 @ 100, 5.0%, 12/1/2015, INS: AGMC	5,000,000	5,256,500
Pierce County, WA, Tacoma School District No.10, 2.0%, 12/1/2014 (a)	1,000,000	1,032,360
Port of Seattle, WA, Passenger Facility Charge Revenue, Series B, AMT, 5.0%, 12/1/2012	1,000,000	1,003,940
Port of Seattle, WA, Revenue Bond, Series B, AMT, 3.0%, 8/1/2014	2,750,000	2,862,007
Washington, Energy Northwest Electric Revenue, Project 1, Series A, 5.0%, 7/1/2013	1,740,000	1,795,663
Washington, Energy Northwest Electric Revenue, Project No. 3, Series A, 5.5%, 7/1/2013	3,500,000	3,623,620
Washington, State General Obligation:
Series 2599, 144A, 0.22%**, 1/1/2016, LIQ: JPMorgan Chase Bank NA	4,505,000	4,505,000
Series 3087, 144A, 0.22%**, 7/1/2016, LIQ: JPMorgan Chase Bank NA	1,000,000	1,000,000
Series 2650Z, 144A, 0.23%**, 7/1/2013, INS. AGMC, LIQ: JPMorgan Chase Bank NA	1,000,000	1,000,000
Series R-2012A, 5.0%, 7/1/2020	6,625,000	8,325,571
		36,901,771
Wisconsin 1.0%
Milwaukee County, WI, Airport Revenue, Series B, AMT, 5.0%, 12/1/2012	485,000	486,862
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	495,000	511,098
Wisconsin, State Clean Water Revenue, Series 2, 5.0%, 6/1/2019	1,000,000	1,243,200
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series B, 4.75%, Mandatory Put 8/15/2014 @ 100, 8/15/2025	2,000,000	2,108,180
Wisconsin, State Transportation Revenue, Series 1, 4.0%, 7/1/2014	2,000,000	2,121,021
		6,470,361
Total Municipal Bonds and Notes (Cost $612,103,885)		629,968,324

	Shares	Value ($)

Open-End Investment Company 0.1%
BlackRock MuniFund, 0.12%*** (Cost $811,961)	811,961	811,961

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $612,915,846)†	99.1	630,780,285
Other Assets and Liabilities, Net	0.9	5,468,562
Net Assets	100.0	636,248,847

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2012.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of October 31, 2012.

*** Current yield; not a coupon rate.

† The cost for federal income tax purposes was $612,915,846. At October 31, 2012, net unrealized appreciation for all securities based on tax cost was $17,864,439. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,078,053 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $213,614.

(a) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Bonds and Notes (b)	$—	$629,968,324	$—	$629,968,324
Open-End Investment Companies	811,961	—	—	811,961
Total	$811,961	$629,968,324	$—	$630,780,285

There have been no transfers between fair value measurement levels during the year ended October 31, 2012.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2012
Assets
Investments in securities, at value (cost $612,915,846)	$630,780,285
Cash	391,574
Receivable for investments sold	4,775,989
Receivable for Fund shares sold	3,733,047
Interest receivable	6,129,564
Due from Advisor	13,086
Other assets	42,559
Total assets	645,866,104
Liabilities
Payable for investments purchased	3,000,000
Payable for investments purchased — when-issued securities	3,349,859
Payable for Fund shares redeemed	2,586,617
Distributions payable	119,418
Accrued management fee	187,840
Accrued Trustees' fees	2,419
Other accrued expenses and payables	371,104
Total liabilities	9,617,257
Net assets, at value	$636,248,847
Net Assets Consist of
Accumulated distributions in excess of net investment income	(99,880)
Net unrealized appreciation (depreciation) on investments	17,864,439
Accumulated net realized gain (loss)	(14,875,013)
Paid-in capital	633,359,301
Net assets, at value	$636,248,847

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($338,065,545 ÷ 32,704,246 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.34
Maximum offering price per share (100 ÷ 98.00 of $10.34)	$10.55
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($521,724 ÷ 50,486 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.33
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($46,308,143 ÷ 4,481,459 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.33
Class S Net Asset Value, offering and redemption price per share ($161,048,541 ÷ 15,598,429 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.32
Institutional Class Net Asset Value, offering and redemption price per share ($90,304,894 ÷ 8,736,565 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.34

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2012
Investment Income
Income: Interest	$12,930,509
Expenses: Management fee	2,435,829
Administration fee	613,202
Services to shareholders	664,894
Distribution and service fees	1,316,890
Custodian fee	18,443
Professional fees	86,553
Reports to shareholders	45,525
Registration fees	101,704
Trustees' fees and expenses	22,107
Other	58,818
Total expenses before expense reductions	5,363,965
Expense reductions	(805,206)
Total expenses after expense reductions	4,558,759
Net investment income	8,371,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,267,259)
Change in net unrealized appreciation (depreciation) on investments	7,011,060
Net gain (loss)	5,743,801
Net increase (decrease) in net assets resulting from operations	$14,115,551

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$8,371,750	$11,063,430
Net realized gain (loss)	(1,267,259)	554,535
Change in net unrealized appreciation (depreciation)	7,011,060	(3,810,780)
Net increase (decrease) in net assets resulting from operations	14,115,551	7,807,185
Distributions to shareholders from: Net investment income: Class A	(4,561,012)	(6,261,835)
Class B	(3,802)	(7,824)
Class C	(303,225)	(534,795)
Class S	(2,418,145)	(3,173,022)
Institutional Class	(1,085,566)	(1,085,954)
Total distributions	(8,371,750)	(11,063,430)
Fund share transactions: Proceeds from shares sold	258,164,398	200,598,659
Reinvestment of distributions	5,883,595	7,705,333
Payments for shares redeemed	(234,046,994)	(347,561,699)
Net increase (decrease) in net assets from Fund share transactions	30,000,999	(139,257,707)
Increase (decrease) in net assets	35,744,800	(142,513,952)
Net assets at beginning of period	600,504,047	743,017,999
Net assets at end of period (including accumulated distributions in excess of net investment income of $99,880 and $99,880, respectively)	$636,248,847	$600,504,047

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.24	$10.27	$10.14	$9.77	$10.25
Income (loss) from investment operations: Net investment incomea	.14	.17	.17	.28	.33
Net realized and unrealized gain (loss)	.10	(.03)	.13	.37	(.48)
Total from investment operations	.24	.14	.30	.65	(.15)
Less distributions from: Net investment income	(.14)	(.17)	(.17)	(.28)	(.33)
Net asset value, end of period	$10.34	$10.24	$10.27	$10.14	$9.77
Total Return (%)b,c	2.36	1.42	3.03	6.72	(1.53)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	338	336	424	273	108
Ratio of expenses before expense reductions (%)	.88	.86	.85	.87	.88
Ratio of expenses after expense reductions (%)	.75	.75	.82	.84	.85
Ratio of net investment income (%)	1.36	1.71	1.70	2.71	3.23
Portfolio turnover rate (%)	50	26	24	30	33
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.24	$10.27	$10.14	$9.77	$10.25
Income (loss) from investment operations: Net investment incomea	.06	.10	.10	.20	.25
Net realized and unrealized gain (loss)	.09	(.03)	.13	.37	(.48)
Total from investment operations	.15	.07	.23	.57	(.23)
Less distributions from: Net investment income	(.06)	(.10)	(.10)	(.20)	(.25)
Net asset value, end of period	$10.33	$10.24	$10.27	$10.14	$9.77
Total Return (%)b,c	1.49	.66	2.26	5.88	(2.29)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	3
Ratio of expenses before expense reductions (%)	1.66	1.67	1.67	1.76	1.69
Ratio of expenses after expense reductions (%)	1.50	1.50	1.58	1.59	1.60
Ratio of net investment income (%)	.62	.96	.94	1.96	2.48
Portfolio turnover rate (%)	50	26	24	30	33
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.24	$10.27	$10.13	$9.76	$10.25
Income (loss) from investment operations: Net investment incomea	.06	.10	.10	.20	.25
Net realized and unrealized gain (loss)	.09	(.03)	.14	.37	(.49)
Total from investment operations	.15	.07	.24	.57	(.24)
Less distributions from: Net investment income	(.06)	(.10)	(.10)	(.20)	(.25)
Net asset value, end of period	$10.33	$10.24	$10.27	$10.13	$9.76
Total Return (%)b,c	1.50	.66	2.35	5.90	(2.40)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	52	64	49	25
Ratio of expenses before expense reductions (%)	1.65	1.63	1.64	1.66	1.66
Ratio of expenses after expense reductions (%)	1.50	1.50	1.57	1.59	1.60
Ratio of net investment income (%)	.61	.96	.95	1.96	2.48
Portfolio turnover rate (%)	50	26	24	30	33
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.23	$10.26	$10.13	$9.76	$10.24
Income (loss) from investment operations: Net investment incomea	.16	.19	.19	.30	.35
Net realized and unrealized gain (loss)	.09	(.03)	.13	.37	(.48)
Total from investment operations	.25	.16	.32	.67	(.13)
Less distributions from: Net investment income	(.16)	(.19)	(.19)	(.30)	(.35)
Net asset value, end of period	$10.32	$10.23	$10.26	$10.13	$9.76
Total Return (%)b	2.41	1.57	3.17	6.96	(1.32)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	161	161	182	165	141
Ratio of expenses before expense reductions (%)	.73	.72	.77	.74	.89
Ratio of expenses after expense reductions (%)	.60	.60	.67	.57	.60
Ratio of net investment income (%)	1.51	1.86	1.85	2.98	3.48
Portfolio turnover rate (%)	50	26	24	30	33
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Institutional Class	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.24	$10.27	$10.14	$9.77	$10.25
Income (loss) from investment operations: Net investment incomea	.17	.20	.20	.30	.35
Net realized and unrealized gain (loss)	.10	(.03)	.13	.37	(.48)
Total from investment operations	.27	.17	.33	.67	(.13)
Less distributions from: Net investment income	(.17)	(.20)	(.20)	(.30)	(.35)
Net asset value, end of period	$10.34	$10.24	$10.27	$10.14	$9.77
Total Return (%)b	2.62	1.67	3.28	6.94	(1.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	51	72	66	75
Ratio of expenses before expense reductions (%)	.59	.59	.59	.60	.60
Ratio of expenses after expense reductions (%)	.50	.50	.57	.58	.60
Ratio of net investment income (%)	1.59	1.96	1.95	2.97	3.48
Portfolio turnover rate (%)	50	26	24	30	33
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $13,607,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2013 ($711,000), October 31, 2015 ($631,000), October 31,2016 ($5,651,000), October 31, 2017 ($5,603,000) and October 31, 2018 ($1,011,000 ), the respective expiration dates, whichever occurs first, and approximately $1,267,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($135,000) and long-term losses ($1,132,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income*	$19,537
Capital loss carryforwards	$(14,874,000)
Net unrealized appreciation (depreciation) on investments	$17,864,439

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2012	2011
Tax-exempt income	$8,371,380	$11,062,384
Ordinary income*	$370	$1,046

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $350,540,927 and $307,279,401, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2011 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.75%
Class B	1.50%
Class C	1.50%
Class S	.60%
Institutional Class	.50%

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.74%
Class B	1.49%
Class C	1.49%
Class S	.59%
Institutional Class	.49%

Accordingly, for the year ended October 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $342,827, and the amount charged aggregated $2,093,002, which was equivalent to an annual effective rate of 0.34% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2012, the Administration Fee was $613,202, of which $54,009 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$16,772	$16,772
Class B	271	271
Class C	5,169	5,169
Class S	64,980	64,980
Institutional Class	2,930	2,930
	$90,122	$90,122

In addition, for the year ended October 31, 2012, the Advisor reimbursed the Fund $57,165 and $23,597 of non-affiliated sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2012
Class B	$4,622	$389
Class C	370,213	30,460
	$374,835	$30,849

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2012	Annual Effective Rate
Class A	$817,361	$248,282	$43,637	.17%
Class B	1,538	386	156	.19%
Class C	123,156	42,827	7,381	.16%
	$942,055	$291,495	$51,174

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2012, aggregated $16,975.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2012, the CDSC for Class B and C shares was $3,613 and $4,637, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2012, DIDI received $16,170 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,320, of which $8,122 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2012.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,764,567	$100,687,684	9,790,897	$99,986,622
Class B	5	50	15,239	155,363
Class C	793,793	8,178,908	981,439	10,029,902
Class S	6,919,957	71,272,320	7,372,117	75,158,018
Institutional Class	7,567,552	78,025,436	1,493,964	15,268,754
		$258,164,398		$200,598,659
Shares issued to shareholders in reinvestment of distributions
Class A	365,170	$3,765,543	489,527	$4,996,616
Class B	360	3,715	652	6,643
Class C	21,617	222,736	36,421	371,568
Class S	117,745	1,212,499	166,429	1,696,653
Institutional Class	65,843	679,102	62,116	633,853
		$5,883,595		$7,705,333
Shares redeemed
Class A	(10,191,296)	$(105,069,192)	(18,766,149)	$(191,372,882)
Class B	(23,624)	(242,956)	(34,854)	(356,068)
Class C	(1,415,690)	(14,587,830)	(2,169,301)	(22,094,684)
Class S	(7,183,180)	(73,994,182)	(9,544,123)	(97,223,288)
Institutional Class	(3,891,395)	(40,152,834)	(3,578,322)	(36,514,777)
		$(234,046,994)		$(347,561,699)
Net increase (decrease)
Class A	(61,559)	$(615,965)	(8,485,725)	$(86,389,644)
Class B	(23,259)	(239,191)	(18,963)	(194,062)
Class C	(600,280)	(6,186,186)	(1,151,441)	(11,693,214)
Class S	(145,478)	(1,509,363)	(2,005,577)	(20,368,617)
Institutional Class	3,742,000	38,551,704	(2,022,242)	(20,612,170)
		$30,000,999		$(139,257,707)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and Shareholders of DWS Short-Term Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short-Term Municipal Bond Fund (the "Fund") at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and transfer agent of the underlying fund provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012 to October 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,009.30	$1,004.50	$1,004.50	$1,009.00	$1,010.50
Expenses Paid per $1,000*	$3.79	$7.56	$7.56	$3.03	$2.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,021.37	$1,017.60	$1,017.60	$1,022.12	$1,022.62
Expenses Paid per $1,000*	$3.81	$7.61	$7.61	$3.05	$2.54

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.75%	1.50%	1.50%	.60%	.50%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended October 31, 2012, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Short-Term Municipal Bond Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	SRMSX	MGSMX
CUSIP Number	23337W 840	23337W 832	23337W 824	23337W 816	23337W 790
Fund Number	436	636	736	2336	536

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSTMBF-2
(R-024968-2 12/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT TERM MUNICIPAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$69,662	$0	$0	$0
2011	$66,371	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2012